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                                  EXHIBIT 10.99

                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       A. Daniel Sharplin ("Sharplin") is the assignee of Spears, Benzak, Salomon & Farrell, Inc. (SBSF). SBSF participated in the 1992 BBB financing by investing $1,400,000, which investment initially entitled SBSF to receive shares of the Company's BBB Preferred Stock issued by NDE Environmental Corporation (the "Company") (the "BBB Holdings"). Sharplin as assignee of SBSF, is entitled to continue to hold 202.97 BBB Preferred Shares. Sharplin, as assignee of SBSF, and the Company ackowledge that certain of the documents evidencing the BBB Holdings were not issued to and/or delivered to SBSF or Sharplin. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Sharplin's election to convert all of the BBB Holdings into 203,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreemnet, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Sharplin's name and delivered to Sharplin at the address set forth below. This notice shall be effective December 31, 1994.

Agreed and Acknowledged this                    A. Daniel Sharplin
       day of         , 1995
------        --------                          --------------------------------
                                                          (Signature)
NDE Environmental Corporation


By:                                             Date:
   -------------------------                              ----------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer                  SSN:
                                                          ----------------------
                                                Address:  3509 Needles Drive
                                                          Austin, TX  78746

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                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       Lagunitas Partners, L.P. ("Lagunitas") participated in the 1992 BBB financing by investing $125,000, which investment initially entitled Lagunitas to receive shares of the Company's BBB Preferred Stock issued By NDE Environmental Corporation (The "Company") (the "BBB Holdings"). Lagunitas is entitled to continue to hold 25 BBB Preferred Shares. Lagunitas and the Company acknowledge that certain of the documents evidencing the BBB Holdings were not issued to and/or delivered to Lagunitas. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Lagunitas' election to convert all of the BBB Holdings into 25,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreement, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Lagunitas' name and delivered to Lagunitas at the address set forth below. This notice shall be effective December 31, 1994.



Agreed and Acknowledged this               Lagunitas Partners, L.P.
        day of        , 1995
-------        -------

NDE Environmental Corporation


By:                                        By:
   ---------------------------                       --------------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer             Title:    Chairman/General Partner
                                           Date:     April 7, 1995
                                           Tax ID::  94-3137757
                                           Address:  50 Osgood Place, Penthouse
                                                     San Francisco, CA 94153



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                              Notice of Conversion

To:    NDE Environmental Corporation
       8906 Wall Street, Suite 306
       Austin, TX  78754

       Proactive Partners, L.P. ("Proactive") participated in the 1992 BBB financing by investing $125,000, which investment initially entitled Proactive to receive shares of the Company's BBB Preferred Stock issued by NDE Environemtnal Corporation (the "Company") (the "BBB Holdings"). Proactive is entitled to continue to hold 25 BBB Preferred Shares. Proactive and the Company acknowledge that certain of the documents evidencing the BBB Holdings were not issued to and/or delivered to Proactive. This document is to serve as written notice to the Company for delivery to Continental Stock Transfer Company, the Transfer Agent for the Common Stock of the Company, of Proactive's election to convert all of the BBB Holdings into 25,000 shares of the Company's Common Stock in accordance with the provisions of the Subscription Agreement, the Certificate of Designation and the terms of the 1994 Reverse Stock Split. Please cause the certificate or certificates for the shares of Common Stock issued upon the conversion to be registered in Proactive's name and delivered to Proactive at the address set forth below. This notice shall be effective December 31, 1994.


Agreed and Acknowledged this            Proactive Partners, L.P.
       day of         , 1995            By: Proactive Investment Managers, L.P.
------       --------                       Its General Partner

NDE Environmental Corporation


By:                                      By:
   ---------------------------                     -----------------------------
   Jay Allen Chaffee, Chairman
   and Chief Executive Officer           Title:    General Partner
                                         Date:     April 7, 1995
                                         Tax ID::  94-3137757
                                         Address:  50 Osgood Place, Penthouse
                                                   San Francisco, CA 94153